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PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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NEUROBIOLOGICAL TECHNOLOGIES, INC.

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NEUROBIOLOGICAL TECHNOLOGIES, INC.

2000 Powell Street, Suite 800

Emeryville, CA 94806

(510) 595-6000

November 4, 2005

Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Neurobiological Technologies, Inc. (the “Company”). The meeting will be held at Hotel Nikko San Francisco, 222 Mason Street, San Francisco, California on Tuesday, December 6, 2005 at 10:00 a.m., local time.

The matters to be considered at the meeting are described in detail in the attached proxy statement. We will also report on the activities of the Company immediately following the meeting, and you will have an opportunity to submit questions or comments on matters of interest to stockholders generally. Included with the proxy statement is a copy of the Company’s 2005 Annual Report to Stockholders for the fiscal year ended June 30, 2005.

Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. Regardless of whether you plan to attend the meeting, I urge you to vote your proxy as soon as possible. Returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person, and may save the Company from incurring additional proxy solicitation costs.

The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

Paul E. Freiman

President and Chief Executive Officer

NEUROBIOLOGICAL TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Tuesday, December 6, 2005

We will hold our 2005 Annual Meeting of Stockholders (the “Annual Meeting”) at Hotel Nikko San Francisco, 222 Mason Street, San Francisco, California on Tuesday, December 6, 2005, at 10:00 a.m. local time for the following purposes:

1.	To amend our Certificate of Incorporation to divide our board of directors into three classes, with directors in each class to serve staggered three-year terms.

2.	To elect eight individuals to our board of directors for terms of one to three years if Proposal No. 1 is approved, or to elect the same persons as directors for one-year terms if Proposal No. 1 is not approved.

3.	To amend and restate our 2003 Equity Incentive Plan to increase the shares of common stock available for issuance by 1,500,000 shares and to make certain other amendments.

4.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2006.

5.	To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on Monday, October 24, 2005 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

We cordially invite each of our stockholders to attend and vote at the Annual Meeting in person. However, to assure your representation at the Annual Meeting, we urge you to mark, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage prepaid envelope. Any stockholder attending the meeting may vote in person even if he or she returns a proxy.

By Order of the Board of Directors,

Stephen C. Ferruolo

Secretary

Emeryville, California

November 4, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY. A MAJORITY OF THE SHARES MUST BE REPRESENTED AT THE MEETING, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM. IF YOU PLAN TO ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU SEND IN YOUR PROXY.

NEUROBIOLOGICAL TECHNOLOGIES, INC.

2000 Powell Street, Suite 800

Emeryville, CA 94806

(510) 595-6000

PROXY STATEMENT FOR

2005 ANNUAL MEETING OF STOCKHOLDERS

December 6, 2005, 10:00 a.m., local time

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Neurobiological Technologies, Inc. (the “Company”) for use at the Company’s 2005 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Tuesday, December 6, 2005, at 10:00 a.m. local time. The meeting will be held at the Hotel Nikko San Francisco, 222 Mason Street, San Francisco, California. This proxy statement and the accompanying form of proxy will be mailed to our stockholders on or about November 4, 2005.

Only stockholders of record at the close of business on October 24, 2005 (the “record date”), are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, 27,083,323 shares of Common Stock, par value $0.001 per share (“Common Stock”), were issued and outstanding, and 504,000 shares of Series A Preferred Stock, par value $0.001 per share (“Preferred Stock”), were issued and outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting, and each share of Preferred Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of capital stock on the record date will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment thereof.

We will provide copies of this proxy statement, notice of annual meeting and accompanying materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services. In addition, we may retain a proxy solicitation firm or other third party to assist us in collecting or soliciting proxies from our stockholders. We expect that the costs of these services, exclusive of out-of-pocket costs, will not exceed $20,000.

Abstentions and Broker Non-Votes

If your shares are held in your name, you must either return the enclosed proxy card or attend the Annual Meeting in person in order to vote on the proposals. If your shares are held through a brokerage firm, bank or other institution and you do not return your proxy, the brokerage firm, bank or other institution holding your shares may vote your shares for you or may return a proxy leaving your shares unvoted (a “broker non-vote”).

Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but their effect on the outcome of the proposals will vary depending on the vote required to approve each proposal. Because Proposal No. 1 must be approved by a majority of the outstanding capital stock, abstentions and broker non-votes will have the same effect as a vote against that proposal. Because Proposal Nos. 3 and 4 must be approved by a majority of shares voting on those proposals, abstentions will have the same effect as a vote against that proposal, while broker non-votes will have no effect. Directors will be elected by a plurality vote, which means that abstentions and broker non-votes will be disregarded and will have no effect.

Proxy Requirements and Voting of Proxies

In order for a proxy to be effective, it must be properly executed and received prior to the close of voting at the Annual Meeting or any adjournment thereof. Each proxy properly tendered will, unless otherwise directed by the stockholder, be voted for each of the nominees for director set forth in Proposal No. 2, for each of the other proposals described in this proxy statement and, at the discretion of the proxy holders with regard to all other matters that may properly come before the Annual Meeting. Any stockholder of record may attend the Annual Meeting in person and may revoke the enclosed proxy at any time by:

•	executing and delivering to the corporate secretary a later-dated proxy;

•	delivering a written revocation to the corporate secretary before the meeting; or

•	voting in person at the Annual Meeting.

If you hold shares of our stock through a brokerage firm, bank or other institution, you must contact that institution in order to revoke or change your proxy or to vote at the Annual Meeting in person.

PROPOSAL NO. 1

CLASSIFICATION OF BOARD OF DIRECTORS

Our Amended and Restated Certificate of Incorporation and Restated Bylaws currently provide for one class of directors, who each serve a one-year term expiring at the next annual meeting of stockholders following their election. If this proposal is approved, the Company’s Amended and Restated Certificate of Incorporation will be amended to divide the Company’s Board of Directors into three classes based on their terms of office: Class I, Class II and Class III. Each of these classes will be as nearly equal in number of directors as possible. Each director will serve for a term ending on the third annual meeting of stockholders following the annual meeting at which that director was elected. However, the directors first designated as Class I directors will serve for a term expiring at the 2006 annual meeting of stockholders and the directors first designated as Class II directors will serve for a term expiring at the 2007 annual meeting of stockholders.

If the stockholders approve Proposal No. 1 at the Annual Meeting, Article VI of the Amended and Restated Certificate of Incorporation of the Company will be restated as set forth below:

The directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, the first class, designated “Class I,” to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2006, the second class, designated “Class II,” to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2007, and the third class, designated “Class III,” to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2008, with members of each class to hold office until their successors are elected and qualified. At each annual meeting of the stockholders of the corporation, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Election of directors need not be by written ballot unless the bylaws so provide.

Background

The Company’s Board of Directors believes that dividing the directors into three classes is advantageous to the Company and our stockholders because, by providing that directors will serve three-year terms rather than one-year terms, there will be greater continuity and stability in the policies formulated by the Board of Directors. While the Company has not experienced any problems with continuity in the past, it wishes to ensure that this continuity will continue and believes that the staggered election of directors will promote continuity because only one class of the directors will be subject to election each year. Staggered terms would guarantee that, at any one time, approximately two-thirds of the directors will have at least one year’s experience as directors of the Company.

If approved, the amendment could make it significantly more difficult for a hostile bidder to obtain control over the Company’s Board of Directors and may discourage any hostile takeover bid for the Company. Presently, a change in control of the Board of Directors can be made by the holders of a majority of the Company’s shares of capital stock at a single stockholders’ meeting. Under the proposed amendment, it would take at least two annual meetings for such stockholders to make a change in control of the Company’s Board of Directors, because only a minority of the directors would be elected at each meeting.

Additionally, the proposed amendment could make it more difficult to remove directors. The Company’s Amended and Restated Certificate of Incorporation does not currently contain a provision regarding the removal of directors. As a result, Delaware law provides that stockholders may remove directors with or without cause by a majority vote. If the amendment is approved and we adopt a classified board, Delaware law provides that stockholders may remove directors only for cause, unless the certificate of incorporation otherwise provides. The Company’s Amended and Restated Certificate of Incorporation does not have a provision allowing removal of directors other than for cause, which means that if the staggered board proposal is approved, stockholders will not have the ability to remove a director at-will during that director’s term of service. While the definition of “cause” has not been conclusively established by the Delaware courts, actions such as embezzlement, disclosure of trade secrets or other violations of fiduciary duty have been found to constitute cause for removal. However, lesser actions that may be deemed harmful to the Company may not constitute cause and stockholders seeking to remove a director for cause could be forced to initiate a lawsuit to clarify the exact meaning of “cause,” which could be costly and time-consuming. These limitations on the ability to remove directors could also make it more difficult for a hostile bidder to acquire control over the Board.

Although this proposal could make it more difficult for a hostile bidder to acquire control over the Company, the Board of Directors believes that by forcing potential bidders to negotiate with the Board for a change of control transaction, the Board will be better able to maximize stockholder value in any change of control transaction.

No Dissenters’ Rights

In connection with the approval of this Proposal No. 1, stockholders of the Company will not have a right to dissent and obtain payment for their shares under the General Corporation Law of the State of Delaware or under the Company’s Restated Certificate of Incorporation or Restated Bylaws.

Required Vote

The vote of a majority of all of the Company capital stock entitled to vote, voting together as a single class, will be required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 1.

PROPOSAL NO. 2

ELECTION OF DIRECTORS

Eight directors are to be elected at the Annual Meeting. If Proposal No. 1 is adopted, eight directors will be elected for the terms set forth below. If Proposal No. 1 is not adopted, eight directors will be elected to hold office until the Company’s next annual meeting of stockholders or until their successors are duly elected and qualified. In either case, each of these directors will be elected by a plurality of the shares present (in person or by proxy) and voting at the Annual Meeting. The nominees securing the highest number of votes, up to the number of directors to be elected, will be elected as directors. It is intended that proxies received will be voted for the election of the nominees named below, unless marked to the contrary. All nominees have indicated their willingness to serve if elected. Should any nominee become unavailable for election at the Annual Meeting, the persons named on the proxy may vote all proxies given in response to this solicitation for the election of a substitute nominee chosen by the Board. Alternatively, the Board may, in its discretion, reduce the size of the Board rather than nominate a substitute. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

Nominating Process

All of the nominees named below were recommended by the Nominating & Corporate Governance Committee and all of the nominees are incumbent directors. In recommending these nominees, the Nominating & Corporate Governance Committee considered their experience, skills, judgment, integrity and understanding of the Company’s business and prospects. Although the Company has not received any director nominations from its stockholders, the Nominating & Corporate Governance Committee will consider stockholder nominees using these same criteria. Additional information regarding the Nominating & Corporate Governance Committee’s policies and procedures for handling stockholder nominees is provided below under the caption “Stockholder Proposals.”

Nominees

The following persons have been nominated by the Board to be elected as directors at the Annual Meeting, to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The following table indicates the name and age of each nominee as of the date of this proxy statement, all positions with the Company held by the nominee and the year during which the nominee was first elected or appointed a director, if applicable.

Name	Age	Position(s) with NTI	Director Continuously Since
Paul E. Freiman	71	President, Chief Executive Officer and Director	1997
Abraham E. Cohen	69	Chairman of the Board of Directors	1993
Enoch Callaway, M.D.	81	Director	1987
Ronald E. Cape, Ph.D.	73	Director	2004
Theodore L. Eliot, Jr.	77	Director	1992
F. Van Kasper	68	Director	2004
Abraham D. Sofaer	67	Director	1997
John B. Stuppin	72	Director	1988

Paul E. Freiman joined the Company as a director in April 1997 and was elected President and Chief Executive Officer in May 1997. He is the former chairman and chief executive officer of Syntex Corporation, where he had a long and successful career and was instrumental in the sale of Syntex to Roche Holdings for $5.3 billion. He is credited with much of the marketing success of Syntex’s lead product Naprosyn and was responsible for moving the product to over-the-counter status, marketed by Proctor & Gamble as Aleve. Mr. Freiman currently serves as chairman of the board of SciGen Pte. Ltd. and serves on the boards of Penwest

Pharmaceutical Co., Calypte Biomedical Corporation, Phytos Inc., Otsuka America Pharmaceuticals, Inc. and NeoPharm. He has been chairman of the Pharmaceutical Manufacturers Association of America (PhARMA) and has also chaired a number of key PhARMA committees. Mr. Freiman is also an advisor to Burrill & Co., a San Francisco merchant bank. Mr. Freiman holds a B.S. degree from Fordham University and an honorary doctorate from the Arnold & Marie Schwartz College of Pharmacy.

Abraham E. Cohen has been a director of the Company since March 1993 and has been chairman of the Board since August 1993. From 1982 to 1992, Mr. Cohen served as Senior Vice President of Merck & Co. and from 1977 to 1988 as President of the Merck Sharp & Dohme International Division (“MSDI”). While at Merck, he played a key role in the development of Merck’s international business, initially in Asia, then in Europe and, subsequently, as President of MSDI, which manufactures and markets human health products outside the United States. Since his retirement from Merck and MSDI in January 1992, Mr. Cohen has been active as an international business consultant. He was a director of Agouron Pharmaceuticals, Inc. until its merger with Warner-Lambert Company. He is currently Chairman and President of Kramex Corporation and serves as a director of four other public companies: Akzo Nobel N.V., Chugai Pharmaceutical Co., Teva Pharmaceutical Industries, Ltd. and Vasomedical, Inc.

Enoch Callaway, M.D. is a founder of the Company and has served as a director of the Company since September 1987. Dr. Callaway previously served as chairman of the Board of the Company from September 1987 to November 1990, as co-chairman of the Board of the Company from November 1990 until August 1993, as Vice President of the Company from September 1988 until August 1993 and as Secretary of the Company from September 1988 until September 1991. Dr. Callaway has been Emeritus Professor of Psychiatry at the University of California, San Francisco since 1986, where he also served as Director of Research at the Langley Porter Psychiatric Institute from 1959 to 1986. Dr. Callaway was Staff Psychiatrist, SFVAMC, 1996-1997. He is a member of the Institutional Review Board for SAM Technologies, Inc. and Abratek, Inc.

Ronald E. Cape, Ph.D. has been a director of the Company since November 2004 and previously served as a consultant to the Company since its founding. Dr. Cape has worked in the biotechnology industry for more than 35 years and currently serves as a consultant for several public and private biotechnology companies. He co-founded Cetus Corporation in 1971 and served as chairman for 20 years and Chief Executive Officer for 13 years until Cetus merged with Chiron Corporation in 1991. Cetus was a world leader and pioneer in genetic engineering, developing a technology that was ultimately awarded a Nobel Prize. He was the founding chairman of Darwin Molecular Corporation, which was later sold to Chiroscience plc, and serves on the board of EntreMed, Inc. Dr. Cape also serves as a director for several privately held biotechnology companies, including Caprion, Inc. and Neugenesis Corp. Dr. Cape was a founding member of the Industrial Biotechnology Association (now the Biotechnology Industry Organization or BIO), where he served as President from 1983 until 1985. Dr. Cape is a fellow of the American Academy of Arts and Sciences, the American Academy of Microbiology and the American Association for the Advancement of Science and has served as a board member of a number of arts and charitable organizations, including the San Francisco Opera. He has also served on the boards of Princeton University, Rockefeller University, and the Whitehead Institute at M.I.T. He holds a Ph.D. degree in biochemistry from McGill University, an M.B.A. degree from Harvard University and an A.B. degree from Princeton University.

Theodore L. Eliot, Jr. has served as a director of the Company since August 1992. Previously, he served as a director of the Company from September 1988 until April 1992, and as a Vice President of the Company from September 1988 until September 1991. Mr. Eliot retired from the United States Department of State in 1978, after a 30-year career in which he held senior posts in Washington and was Ambassador to Afghanistan. He was Dean of the Fletcher School of Law and Diplomacy from 1978 to 1985 and a director of Raytheon Co. from 1983 to 1998. He is currently a director of several non-profit organizations. Mr. Eliot holds B.A. and M.P.A. degrees from Harvard University.

F. Van Kasper has been a director of the Company since January 2004. Mr. Kasper served as Chairman of Wells Fargo Securities, the institutional brokerage and investment bank for Wells Fargo and Company, prior to his retirement in March 2003. Mr. Kasper entered the brokerage business in 1964 with Merrill Lynch and in 1978 co-founded Van Kasper and Company, a regional investment bank. As Chairman and CEO of Van Kasper, he guided its growth from a handful of employees to a bank with over 350 employees in 15 offices in 4 states when it was sold in 1999. During his investment career, Mr. Kasper was elected as a Governor of the National Association of Securities Dealers (NASD) and as a Director and Vice Chairman of the Securities Industry Association (SIA). Mr. Kasper is active in San Francisco, California area non-profit community, most recently as a director and member of the Investment Committee for the University of California San Francisco Foundation (UCSF) and serves as Chairman Emeritus for San Francisco’s Exploratorium Museum. Mr. Kasper holds a B.S. degree from California State University.

Abraham D. Sofaer has served as a director of the Company since April 1997. Mr. Sofaer is the first George P. Shultz Distinguished Scholar & Senior Fellow at the Hoover Institution, Stanford University, appointed in 1994. He has also been a Professor of Law (by courtesy) at Stanford Law School. From 1990 to 1994, Mr. Sofaer was a partner at the legal firm of Hughes, Hubbard & Reed in Washington, D.C., where he represented several major U.S. public companies. From 1985 to 1990, he served as the Legal Adviser to the United States Department of State, where he was principal negotiator on several international disputes. From 1979 to 1985, he served as a federal judge in the Southern District of New York. Mr. Sofaer is registered as a qualified arbitrator with the American Arbitration Association and is a member of the National Panel of the Center for Public Resolution of Disputes (CPR), a leading organization in the area of resolution of disputes outside litigation. He has mediated major commercial cases. Additionally, he acts regularly as an arbitrator in merger-acquisition disputes, commercial cases involving valuation of technology, and securities class action suits. Mr. Sofaer is on the board of directors of Gen-Probe, Inc., and Rambus, Inc. and the International Advisory Committee of Chugai Biopharmaceuticals, Inc., and is an advisor to Soligence Corp., a start-up company with expertise in efficiency analysis. He is president of American Friends of the Koret Israel Economic Development Fund and a director of the Koret Foundation and as Chairman of the National Museum of Jazz in Harlem. Mr. Sofaer holds a B.A. degree from Yeshiva College and a L.L.B. degree from New York University.

John B. Stuppin is a founder of the Company and has served as a director of the Company since September 1988. From September 1987 until October 1990, Mr. Stuppin served as President of the Company, from November 1990 to August 1993 as co-chairman of the Board, from October 1990 until September 1991 as Executive Vice President, and from April 1991 until July 1994 as Treasurer. He also served as acting Chief Financial Officer of the Company from the Company’s inception through December 1993 and has continued to serve as a part-time employee of the Company in a business development capacity since that time. Mr. Stuppin is an investment banker and a venture capitalist. He has over 40 years experience in the start up and management of companies active in emerging technologies and has been the president of a manufacturing company. He is chairman of the board of Fiberstars, Inc. Mr. Stuppin holds an A.B. degree from Columbia University.

Classification of Directors

If Proposal No. 1 is approved and we adopt a staggered board, we will elect directors at the Annual Meeting to one of three classes of directors, each serving staggered terms. Set forth below is information regarding the director classes to which the foregoing nominees would be elected if Proposal No. 1 is adopted.

Class I (initial term expiring in 2006)	Class II (initial term expiring in 2007)	Class III (initial term expiring in 2008)
Enoch Callaway, M.D. Theodore L. Eliot, Jr.	Ronald E. Cape, Ph.D. Abraham D. Sofaer John B. Stuppin	Abraham E. Cohen Paul E. Freiman F. Van Kasper

Vote Required

Directors are elected by a plurality vote. The nominees securing the highest number of votes, up to the number of directors to be elected, will be elected as directors at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 3

AMEND AND RESTATE 2003 EQUITY INCENTIVE PLAN

At the Annual Meeting, the stockholders of the Company will be asked to approve the amendment and restatement of the 2003 Equity Incentive Plan (the “Plan”). The principal purpose of the amendment is to increase the number of shares of Common Stock issuable under the Plan by an additional 1,500,000 shares, to an aggregate of 2,500,000 shares. The Board of Directors adopted this amendment because it believes that:

•	additional shares are necessary to attract new employees and executives;

•	additional shares are needed to further the goal of retaining and motivating existing personnel; and

•	the issuance of options and stock awards to our employees is an integral component of the Company’s compensation policy.

The Plan is also being amended to provide that shares may be reissued under the Plan if they are forfeited or repurchased by the Company at the original purchase price or less, or are issuable upon awards that expire or become unexercisable before being exercised. Other proposed amendments to the Plan are not material and are administrative in nature. These amendments include revisions to the provisions of the Plan relating to automatic option grants to non-employee directors necessary to accommodate a staggered board of directors, if Proposal No. 1 is approved.

As of October 24, 2005, awards (net of canceled awards) covering an aggregate of 993,100 shares of common stock had been granted under the Plan and only 6,900 shares of Common Stock (plus any shares that might in the future be returned to the Plan as a result of cancellations, repurchases or expiration of awards) remained available for future grant under the Plan.

Plan Summary

A copy of the Plan is attached to this proxy statement as Annex A. The following description of the Plan is a summary and so is qualified by reference to the complete text of the Plan.

General

The purpose of the Plan is to enhance the long-term stockholder value of the Company by offering eligible directors, employees and consultants the opportunity to participate in the growth in value of the Company’s Common Stock. Stock options and stock awards may be granted under the Plan (each, an “Award”). Options granted under the Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-statutory stock options.

Administration. The Plan is administered by the Board or the Compensation Committee of the Board (the “Administrator”). The Compensation Committee has delegated to the Chief Executive Officer the authority to grant Awards to non-executive level employees in accordance with guidelines established by the Board.

Eligibility. Non-statutory stock options and stock awards may be granted under the Plan to employees, directors and consultants of the Company, its affiliates and subsidiaries. Incentive stock options may be granted only to employees of the Company or its subsidiaries. The Administrator, in its discretion, approves options and stock awards to be granted under the Plan. The Plan, as amended, also provides for the automatic grant of an option to purchase 10,000 shares of Common Stock to each non-employee director then serving immediately after an annual meeting of stockholders. These options will be granted at an exercise price equal to the fair market value of the Common Stock on the date of grant and will vest and become exercisable one year from the date of grant. As of June 30, 2005, the Company had 24 employees, several consultants and six non-employee directors who are eligible to participate in the Plan.

Termination of Awards. Generally, if an awardee’s services to the Company as an employee, consultant or director terminates other than for death, disability, or for “cause,” vested Awards will remain exercisable for a period of three months following the awardee’s termination. Unless otherwise provided for by the Administrator in the Award agreement, if an awardee dies or becomes disabled while serving as an employee or consultant, the awardee’s vested Awards shall remain exercisable for one year following the awardee’s death or disability, but in no event shall the award be exercisable beyond the Award’s expiration date. Awards terminate immediately and cease to be exercisable following an awardee’s termination for “cause,” as defined in the plan.

Nontransferability of Awards. Unless otherwise determined by the Administrator, Awards granted under the Plan are not transferable other than by will, domestic relations order, or the laws of descent and distribution and may be exercised during the awardee’s lifetime only by the awardee.

Stock Options

Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant of such option. The exercise price of an incentive stock option granted to a ten percent stockholder may not be less than 110% of the fair market value of our common stock on the date of such option. The exercise price of non-statutory options may not be less than 85% of the fair market value of our Common Stock on the date of grant. Certain replacement options with lower exercise prices may be granted to employees of entities acquired by the Company to replace that employee’s existing options. The fair market value of our Common Stock is generally the closing sales price as quoted on the Nasdaq SmallCap Market.

Exercise of Option; Form of Consideration. The Administrator determines when options vest and become exercisable. The means of payment for shares issued on exercise of an option are specified in each Award agreement. The Plan permits payment to be made by cash, check, wire transfer, other shares of our common stock (with some restrictions) as a broker-assisted same-day sale (a “cashless exercise”).

Term of Option. The term of an option may be no more than ten years from the date of grant. The term of an incentive stock option granted to a ten percent holder may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

Stock Awards

The Administrator may grant stock awards in its discretion. Until the Company’s Common Stock becomes a “covered security,” within the meaning of the Securities Act of 1933, the purchase price of the stock may not be less than 85% of the fair market value of our Common Stock on the date of grant of the stock award. The grant or vesting of a stock award may be time-based or made contingent on achievement of certain specific performance conditions.

Right of Repurchase

If a stock option or stock award is subject to reverse vesting, the Company will have the right for a certain period of time to repurchase any or all of the award shares that were unvested as of the date of that termination.

Adjustments on Changes in Capitalization, Merger or Change of Control

In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, spin-off or similar change to the capital structure of the Company, appropriate adjustments will be made to (i) the number and type of awards that may be granted under the Plan, (ii) the number and type of options that may be granted to any individual under the Plan, (iii) the purchase price of any stock award, (iv) the option price and number and class of securities issuable under each outstanding option, and (v) the repurchase price of any securities substituted for option shares that are subject to repurchase rights. The Board will make any such adjustments in its absolute discretion, and the decision of the Board will be final, binding and conclusive.

In the event of a Change in Control (defined below), time-based (but not performance-based) vesting for all outstanding Awards or reverse vesting on all outstanding Award shares will be fully accelerated. In addition, the Board may extend the date for the exercise of Awards (but not beyond their original expiration date), although the Board need not adopt the same rules for each Award or each Award recipient. A “Change in Control” is defined in the Plan as (A) any merger, consolidation, amalgamation, or other transaction to which the Company or an Affiliate is a party and in which the beneficial stockholders of the Company, immediately before the transaction, beneficially own securities representing 50% or less of the total combined voting power or value of the Company immediately after the transaction or (B) any other transaction or corporate event deemed by the Board to constitute a change in control of the Company including, but not limited to, (i) a transaction or series of transactions in which any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 30% or more of the total combined voting power or value of the Company, or (ii) as a result of or in connection with a contested election of Company directors, the persons who were Company directors immediately before the election cease to constitute a majority of the Board.

In the event of a proposed dissolution or liquidation of the Company, the Board may cause Awards to be fully vested and exercisable (but not after their expiration date) before the dissolution is completed, but contingent on its completion.

Amendment and Termination of the Plan

The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, the Company must obtain stockholder approval for any amendment to the Plan to the extent necessary and desirable to comply with applicable laws and regulations. Generally, no such action by the Board or stockholders may alter or impair any Award previously granted under the Plan without the written consent of the awardee. The Plan will terminate on October 8, 2013, unless terminated earlier by the Board.

Federal Income Tax Consequences of Options and Stock Awards Under the Plan

The following is a general summary of the typical federal income tax consequences of the issuance and exercise of options or awards of restricted stock under the Plan. It does not describe state or other tax consequences of the issuance and exercise of options or of grant of restricted stock.

Options

The grant of an incentive stock option has no federal income tax effect on the optionee. Upon exercise, the optionee does not recognize income for “regular” tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the “option spread”) is includible in the optionee’s “alternative minimum taxable income” for purposes of the alternative minimum tax. If the optionee does not dispose of the stock acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain upon sale of the shares will be a long-term capital gain. If shares are sold or otherwise disposed of before both of these periods have expired (a “disqualifying disposition”), the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. This income is not subject to withholding under current law. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition.

The grant of a non-statutory option has no federal income tax effect on the optionee. Upon the exercise of a non-statutory option, the optionee has taxable ordinary income subject to income and employment tax withholding (and the Company is entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a non-statutory option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held. The Company may allow non-statutory options to be transferred subject to conditions and restrictions imposed by the Administrator; special tax rules may apply on such a transfer.

In the case of both incentive stock options and non-statutory options, special federal income tax rules apply if our Common Stock is used to pay all or part of the option price.

Stock Awards

Upon receipt of a stock award, a recipient generally has taxable income in the amount of the excess of the then fair market value of the common stock over any consideration paid for the common stock (the “spread”). However, if the common stock is subject to a “substantial risk of forfeiture” (such as a requirement that the recipient continue in the employ of the Company) and the recipient does not make an election under section 83(b) of the Code, the recipient will have taxable income upon the lapse of the risk of forfeiture, rather than upon receipt of the stock, in an amount equal to the spread on the date of lapse. The taxable income constitutes supplemental wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction. If the recipient makes an election under section 83(b) of the Code, the stock received by the recipient is valued as of the date of receipt (without taking the restrictions into account) and the recipient has taxable income equal to any excess of that value over the amount he or she paid for the stock. The Company would again have a deduction equal to the income to the recipient. If the recipient makes an election under section 83(b) of the Code, the consequences upon sale or disposition (other than through forfeiture) of the shares awarded or sold generally are the same as for common stock acquired under a non-statutory option as described above.

Limitation on Deduction of Certain Compensation

A publicly held corporation may not deduct compensation of over a certain amount that is paid in any year to one of its executive officers unless the compensation constitutes “qualified performance-based” compensation under the Code. The Company will generally attempt to ensure that any awards under the Plan meet these standards, but may not do so in every instance.

Plan Benefits

Each non-employee director who is serving as a director immediately after each annual meeting of stockholders will receive an automatic grant of an option to purchase 10,000 shares of Common Stock under the Plan. All other awards under the Plan will be granted at the discretion of the Administrator, and, accordingly, are not yet determinable. In addition, benefits under the Plan will depend on a number of factors, including the fair market value of our Common Stock on future dates, our actual performance against performance goals established with respect to performance awards and decisions made by the participants.

Set forth below is certain information regarding all stock awards under the Company’s 2003 Equity Incentive Plan during the last fiscal year.

Name and Position	Number of Shares Underlying Options
Paul E. Freiman, Chief Executive Officer	150,000
Lisa U. Carr, M.D., Ph.D.	40,000
Jonathan R. Wolter	70,000
Stephen J. Petti	—
David E. Levy, M.D.	—
Executive Group	260,000
Non-Executive Director Group	140,000
Non-Executive Officer Employee Group	144,000

Required Vote

Approval of the amendment of the Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. The Board of Directors recommends a vote “FOR” the approval of the amendment of the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2006, and has directed that we submit the selection of Ernst & Young for ratification by our stockholders at the Annual Meeting. The Company is not required to submit the selection of our independent registered public accounting firm for stockholder ratification. However, if the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of Ernst & Young. Even if the selection is ratified, our Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company.

The Audit Committee reviews audit and non-audit services performed by Ernst & Young, as well as the fees charged by Ernst & Young for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the Ernst & Young’s independence. The Audit Committee has determined that the performance of non-audit services by Ernst & Young in the fiscal year ended June 30, 2005 was compatible with maintaining its independence. Additional information concerning the Audit Committee and its activities can be found in the following sections of this proxy statement: “Board Meetings and Committees” and “Report of the Audit Committee.”

Ernst & Young has audited our financial statements annually since fiscal 1992. Representatives of Ernst & Young are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

Audit Fees

The following is a summary of the fees billed to the Company by Ernst & Young for professional services rendered for the fiscal years ended June 30, 2005 and 2004:

	Year ended June 30,
	2005	2004
Audit Fees:
Consists of fees billed for professional services rendered for the audit of the Company’s financial statements for the fiscal years ended June 30, 2005 or 2004, reviews of the interim financial statements included in the Company’s quarterly reports and reviews relating to registration statements	$509,000	$168,200
Audit-related Fees:
There were no audit-related fees billed by Ernst & Young for the fiscal years ended June 30, 2005 or 2004	—	—
Tax Fees:
Consists of fees billed for tax planning, assistance with the preparation of tax returns and advice on other tax-related matters	20,800	18,900
All Other Fees:
There were no other fees for services billed by Ernst & Young for the fiscal years ended June 30, 2005 or 2004	—	—

Total All Fees	$529,800	$187,100

In making its recommendation to ratify the appointment of Ernst & Young, the Audit Committee determined that the non-audit services provided by Ernst & Young were compatible with maintaining its independence. The Audit Committee or the Audit Committee Chairman reviews and pre-approves all audit and non-audit services rendered by Ernst & Young, and all fees incurred in fiscal 2005 were approved in accordance with these policies.

Vote Required

Ratification of the selection of the independent registered public accounting firm requires the affirmative vote of a majority of the shares present in person or by proxy and voting on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

EXECUTIVE OFFICERS

Our current executive officers and their respective positions are set forth in the following table. Biographical information regarding each executive officer who is not also a director is set forth following the table.

Name	Age	Position
Paul E. Freiman	71	President and Chief Executive Officer
Lisa U. Carr, M.D., Ph.D.	50	Senior Vice President, Chief Medical Officer
Jonathan R. Wolter	55	Vice President and Chief Financial Officer
Stephen J. Petti	58	Vice President of Product Development
David E. Levy, M.D.	64	Vice President of Clinical Development

Lisa U. Carr, M.D., Ph.D. was appointed Vice President of Medical Affairs in September 1998, Chief Medical Officer in September 2004 and Senior Vice President in September 2005. Prior to joining the Company in June 1998 as Director of Medical Affairs, Dr. Carr was Associate Medical Director at the Institute of Clinical Immunology and Infectious Diseases at Syntex Development Research in Palo Alto, California. Dr. Carr has more than eight years of international industry experience in conducting clinical drug trials in immunosuppression, nephrology, neurology, gastroenterology and cardiovascular disorders. She was Lead Clinical Research Physician at Syntex, directing a pivotal clinical trial of mycophenolate mofetil, for which an IND and NDA were approved for solid organ transplantation. Dr. Carr holds a medical degree and a Ph.D. degree magna cum laude from the University of Munich in Germany.

Jonathan R. Wolter was appointed Vice President and Chief Financial Officer in November 2004. Prior to his engagement by the Company, Mr. Wolter served as a consultant to several public companies. Previously, he worked for BearingPoint, Inc. (formerly KPMG Consulting), where he was first CFO of its Latin America Region and was promoted to International Controller. Prior to that, he held vice president and CFO positions for Tom Sawyer Software Corporation, Bindco Corporation and Tanon Manufacturing. Upon the merger of Tanon Manufacturing and Electronic Associates, he was appointed CFO of Electronic Associates. Mr. Wolter also held senior financial positions at Exponent, Inc., First Republic Bancorp, and was a senior audit manager at Arthur Andersen & Co. He holds a B.S. degree in Business Administration from the University of California, Berkeley, and is a Certified Public Accountant.

Stephen J. Petti was appointed Vice President of Product Development in July 2004 and President of NTI-Empire, Inc., our wholly owned subsidiary, in June 2005. Mr. Petti founded Empire Pharmaceuticals in February 2001 and served at its Chief Executive Officer until its acquisition in July 2004. From February 1998 until Empire’s founding in February 2001, Mr. Petti served as Vice President, Drug Development at Dov Pharmaceuticals. From October 1995 to December 1997, he was Vice President of Global Consulting Operations at Barnett International/PAREXEL, a contract research organization in the pharmaceutical industry. He established a European presence for Barnett International/PAREXEL by starting its first overseas office in Paris. From July 1980 to August 1995, Mr. Petti held a variety of clinical research management positions with American Cyanamid, now Wyeth-Ayerst, including the position of Director of Global Clinical Research Training and Process Development. He is a member of the Drug Information Association and the Society of Research Administrators. Mr. Petti received his B.B.A. from St. John’s University in 1968 and a B.S.N (Nursing) in 1973 from Dominican College. Mr. Petti has recently informed the Company of his intention to resign for personal reasons as an officer and employee of the Company after the end of calendar 2005. Following his resignation, we expect that Mr. Petti will continue to advise us on the development of Viprinex.

David E. Levy, M.D. was appointed Vice President of Clinical Development in September 2004 following the Company’s acquisition of Empire Pharmaceuticals. Prior to joining NTI, Dr. Levy was international project team leader at Eisai Medical Research, Inc. where he directed a clinical program to develop a novel, new therapy in Alzheimer’s disease as well as acute ischemic stroke programs. He had previously served as an advisor to

Empire Pharmaceuticals and as senior director of medical research at DOV Pharmaceutical, where he directed several clinical development programs. From 1991 to 2001, Dr. Levy was with Knoll Pharmaceuticals, serving initially as senior director and therapeutic head of clinical CNS and then as senior director of cardiovascular/ internal medicine. Dr. Levy served as executive vice chair of neurology from 1988 to 1991 at Weill-Cornell Medical College and New York Presbyterian Hospital and continues to serve as adjunct associate professor of neurology and adjunct associate attending neurologist at these institutions. Dr. Levy is a fellow of the American Academy of Neurology, the American College of Physicians, and the Stroke Counsel of the American Heart Association. Dr. Levy holds a B.A. degree from Harvard College and an M.D. degree Harvard Medical School.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of the outstanding shares of each class of our equity securities as of October 24, 2005 by: (i) each director and Named Executive Officer (as defined below in under the heading “Summary Compensation Table”); (ii) all of our current executive officers and directors as a group; and (iii) each person or “group” of persons (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934) known by us to own beneficially 5% or more of the outstanding shares or voting power of our voting securities. The table is based upon information supplied by directors, nominees, officers and principal stockholders. Unless otherwise indicated, each of the listed persons has sole voting and sole investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

Name and Address **	Shares of Common Stock Beneficially Held ‡	Shares Subject to Options and Warrants Exercisable within 60 days	Percentage of Common Stock ‡‡	Shares of Series A Preferred Stock Beneficially Held	Percentage of Series A Preferred Stock
BVF, Inc. (1)	1,408,133	—	5.2%	—	—
900 N. Michigan Avenue, Suite 1100
Chicago, Illinois 60611

Dorsett Asset Management (2)	1,402,555	—	5.2	—	—
485 Underhill Boulevard, Suite 205
Syosset, New York 11791

Kilkenny Capital Management, L.L.C. (3)	1,388,814	—	5.1	—	—
311 South Wacker Drive, Suite 6350
Chicago, Illinois 60606

Stephen J. Petti (4)	1,034,221	—	3.8	—	—
John B. Stuppin (5)	887,014	64,833	3.2	100,000	19.8%
Paul E. Freiman (6)	862,575	806,875	3.1	—	—
Abraham D. Sofaer	693,286	149,504	2.5	100,000	19.8
Abraham E. Cohen	692,247	146,500	2.5	—	—
Lisa U. Carr, M.D., Ph.D.	230,284	210,375	*	—	—
Ronald E. Cape, Ph.D.	208,213	65,000	*	40,000	7.9
Enoch Callaway, M.D. (7)	179,038	74,500	*	—	—
Theodore L. Eliot, Jr. (8)	118,822	101,500	*	—	—
F. Van Kasper (9)	100,000	60,000	*	—	—
Jonathan R. Wolter	23,500	17,500	*	—	—
David E. Levy, M.D. (4)	30,654	20,312	*	—	—

All executive officers and directors as a group (twelve persons)	5,059,854	1,716,899	17.4%	240,000	47.6%

*	Less than one percent.

**	Unless otherwise indicated, the address of each beneficial owner is c/o Neurobiological Technologies, Inc., 2000 Powell Street, Suite 800, Emeryville, California 94608.

‡	Represents shares of Common Stock held as of October 24, 2005, plus shares of Common Stock that may be acquired upon conversion of shares of Series A Preferred Stock held as of such date and shares of Common Stock that may be acquired upon exercise of options and warrants exercisable within 60 days from October 24, 2005.

‡‡	Based on 27,083,323 shares of Common Stock outstanding as of October 24, 2005. The percentage ownership and voting power for each person (or all directors and executive officers as a group), is calculated by assuming the conversion of all Preferred Stock and the exercise of all stock options and warrants exercisable within 60 days of October 24, 2005 held by such person.

(1)	Based on information contained in a Schedule 13G filed September 23, 2005 by Biotechnology Value Fund, L.P. (“BVF”), Biotechnology Value Fund II, L.P. (“BVF2”), BVF Investments, L.L.C. (“Investments”), Investment 10, L.L.C. (“ILL10”), BVF Partners L.P. (“Partners”) and BVF Inc. (“BVF Inc.”). According to the Schedule 13G, (i) BVF beneficially owned 417,540 shares of Common Stock; (ii) BVF2 beneficially owned 278,075 shares of Common Stock; (iii) Investments beneficially owned 641,762 shares of Common Stock; and (iv) ILL10 beneficially owned 70,756 shares of Common Stock. Accordingly, beneficial ownership by Partners and BVF Inc. includes a total of 1,408,133 shares of Common Stock. Additionally, certain of the reporting persons will, upon commencement of the Company’s planned Phase III clinical trials for Viprinex, become the beneficial owners of up to the number of additional shares of Common Stock as follows: BVF 345,355 shares of Common Stock; BVF2 218,724 shares of Common Stock; ILL10 57,559 shares of Common Stock; Investments 529,544 shares of Common Stock, representing a total of 1,151,182 additional shares of Common Stock. Pursuant to the operating agreement of Investments, Partners is authorized, among other things, to invest the funds of Ziff Asset Management, L.P., the majority member of Investments, in shares of the Common Stock and to vote and exercise dispositive power over those shares of the Common Stock. Partners and BVF Inc. share voting and dispositive power over shares of the Common Stock beneficially owned by BVF, BVF2, Investments and those owned by ILL10, on whose behalf Partners acts as an investment manager and, accordingly, Partners and BVF Inc. have beneficial ownership of all of the shares of the Common Stock owned by such parties.

(2)	Based on information contained in a Schedule 13G filed September 16, 2005 by Dorsett Asset Management (“Dorsett”). According to the Schedule 13G, Dorsett had sole voting control over 1,299,930 shares of Common Stock, shared voting control over 86,125 shares of Common Stock and sole dispositive power over 1,402,555 shares of Common Stock. David M. Knott, the President of Dorsett, may be deemed to have beneficial control over all such shares.

(3)	Based on information contained in a Schedule 13G filed February 14, 2005 by Kilkenny Capital Management, L.L.C. (“KCM”), Michael P. Walsh and Elizabeth R. Foster. KCM is a registered investment adviser. Mr. Walsh is KCM’s executive manager, and Mr. Walsh and Ms. Foster are its controlling members. KCM, Mr. Walsh and Ms. Foster constitute a group as defined in SEC Rule 13d-5(b)(1), but are not members of a group with any other person. KMC, Mr. Walsh and Ms. Foster have shared voting and dispositive control over all such shares.

(4)	Excludes 1,146,597 and 11,465 shares to be issued to Stephen J. Petti, our Vice President of Product Development, and David E. Levy, our Vice President of Clinical Development, respectively, upon the commencement of Phase III clinical trials for Viprinex. Shares held by Mr. Petti include 514,381 shares held by his spouse. Mr. Petti disclaims beneficial ownership of these shares.

(5)	Includes 720,681 shares of Common Stock and 100,000 shares of Preferred Stock held in trust by Mr. Stuppin and his spouse, 500 shares of Common Stock held directly by Mr. Stuppin’s spouse, and 1,500 shares of Common Stock held in Mr. Stuppin’s individual retirement account (IRA). Mr. Stuppin may be deemed to be the beneficial owner of such shares.

(6)	Includes 55,700 shares jointly held by Paul E. Freiman and his spouse.

(7)	Includes 100,538 shares of Common Stock held in a family trust. Dr. Callaway may be deemed to be the beneficial owner of such shares.

(8)	Includes 14,822 shares held in trust by Mr. Eliot and his spouse. Mr. Eliot may be deemed to be the beneficial owner of such shares.

(9)	Represents shares held in trust. Mr. Kasper may be deemed to be the beneficial owner of such shares.

BOARD OF DIRECTORS AND COMMITTEES

During the fiscal year ended June 30, 2005, our Board of Directors held eight meetings. Each director attended at least 75% of the meetings of the Board of Directors and meetings of the committees of which he was a member in our last fiscal year. During fiscal 2005, our Board of Directors had an Audit Committee, a Compensation Committee and a Nominating & Corporate Governance Committee. The Board has determined that all directors, other than Messrs. Freiman and Stuppin, are independent under standards promulgated by the National Association of Securities Dealers. All members of our Board of Directors serving at the time of the 2004 Annual Meeting of Stockholders, other than Dr. Callaway, attended that meeting and we expect that all members of the Board of Directors will attend the Annual Meeting.

Board Committees

Audit Committee. The Audit Committee is comprised of F. Van Kasper (Chairman), Theodore L. Eliot, Jr. and Abraham D. Sofaer. The Audit Committee selects the Company’s independent registered public accounting firm, approves their compensation, oversees and evaluates their performance, oversees the accounting and financial reporting policies and internal control systems of the Company, reviews the Company’s interim and annual financial statements, independent audit reports and management letters, and performs other duties specified in the Audit Committee Charter. The Audit Committee met seven times in fiscal 2005. All members of the Audit Committee satisfy the current independence standards promulgated by both the National Association of Securities Dealers (including independence standards for audit committee members) and the Securities and Exchange Commission (“SEC”). The Board has also determined that Mr. Kasper is an “audit committee financial expert,” as the SEC has defined that term in Item 401 of Regulation S-K.

Compensation Committee. The Compensation Committee is comprised of Mr. Sofaer (Chairman), Ronald E. Cape, Ph.D. and Mr. Eliot. The Compensation Committee determines compensation levels for the Company’s executive officers and directors, oversees administration of the Company’s equity incentive plans and performs other duties as the Board may delegate from time to time. The Compensation Committee met four times in fiscal 2005. All members of the Compensation Committee satisfy the current independence standards promulgated by the National Association of Securities Dealers.

Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee is comprised of Drs. Cape (Chairman) and Callaway and Mr. Sofaer. The Nominating & Corporate Governance Committee identifies and recommends candidates to serve on the Board of Directors, oversees the evaluation of the Board’s performance, develops and recommends to the Board corporate governance guidelines and provides oversight with respect to corporate governance and ethical conduct. All members of the Nominating & Corporate Governance Committee satisfy the current independence standards promulgated by the National Association of Securities Dealers. The Nominating & Corporate Governance Committee met once in fiscal 2005.

Code of Conduct

The Company has adopted a Code of Business Conduct and Ethics (“Code of Conduct”) that applies to all of our directors, officers and employees. You may request a printed copy of the Code of Conduct, without charge, by writing us at 2000 Powell Street, Suite 800, Emeryville, California 94608, Attn: Investor Relations. In the event of an amendment to, or a waiver from, any provision of the Code of Conduct that applies to our directors or officers, we will promptly publicly disclose such information.

Stockholder Communications

Generally, stockholders who have questions or concerns regarding the Company should write to the Company at 2000 Powell Street, Suite 800, Emeryville, California 94608 Attn: Investor Relations. However, any stockholders who wish to address questions regarding the business or affairs of the Company directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board at the address set forth above.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

During the first quarter of fiscal 2005, each director of the Company, other than Mr. Freiman, received $1,500 for each Board meeting that he attended and $500 for each committee meeting that he attended, with the exception of Mr. Kasper who, as Audit Committee chairman, received $2,500 for each meeting of the Audit Committee. Mr. Cohen was paid an additional $7,500 in the first quarter of fiscal 2005 for serving as the Chairman of the Board.

Effective as of the second quarter of fiscal 2005, the Company pays the following quarterly cash retainer fees to each non-employee director in lieu of fees based on meeting attendance.

Chairman of the Board	$10,000 per quarter
Chairman of Audit Committee	$8,750 per quarter
All Other Non-Employee Directors	$7,500 per quarter

Mr. Cohen is also reimbursed for his out-of-pocket expenses for each Board meeting attended. Mr. Stuppin was paid $13,008 in fiscal 2005 as a part-time employee providing business development assistance to the Company.

On November 18, 2004, each non-employee director who was reelected to the Board at the 2004 Annual Meeting of Stockholders received an automatic option grant under our 2003 Equity Incentive Plan to purchase 10,000 shares of our Common Stock. Also on November 18, 2004, as a newly elected director, Dr. Cape was granted an option under our 2003 Equity Incentive Plan to purchase 50,000 shares of our Common Stock. Each of these options has an exercise price equal to the fair market value of our Common Stock on the date of grant ($3.84) and vests and becomes exercisable in full on November 18, 2005. On May 11, 2005, Mr. Stuppin was granted an option under our 2003 Equity Incentive Plan to purchase 40,000 shares of our Common Stock with an exercise price equal to the fair market value of our Common Stock on the date of grant ($3.11). Mr. Stuppin’s option vests and becomes exercisable with respect to 5,000 shares on November 11, 2005 and thereafter in 42 equal monthly installments, so that his option will vest and become exercisable in full on November 11, 2009.

Executive Compensation

Summary Compensation Table

The following table describes the compensation paid by the Company to our Chief Executive Officer and our four other most highly compensated officers for fiscal 2005 (the “Named Executive Officers”) for services rendered in all capacities to the Company for fiscal 2005 and the two preceding fiscal years.

	Annual Compensation			Long-Term Compensation
Name and Principal Positions	Fiscal Year	Salary	Bonus (1)	Option Awards (#)	All Other Compensation (2)
Paul E. Freiman	2005	$325,000	$75,000	150,000	$6,273
President and Chief Executive Officer	2004 2003	212,000 200,000	225,000 200,000	— —	4,409 2,343

Lisa U. Carr, M.D., Ph.D.	2005	$151,500	$25,000	40,000	$13,854
Senior Vice President, Chief Medical	2004	132,500	175,000	—	11,218
Officer (3)	2003	128,150	—	—	9,241

Jonathan R. Wolter (4)	2005	$202,933	$—	70,000	$13,210
Vice President and Chief Financial Officer	2004	—	—	—	—
	2003	—	—	—	—

Stephen J. Petti (5)	2005	$225,208	$—	—	$11,595
Vice President, Product Development	2004	—	—	—	—
	2003	—	—	—	—

David E. Levy, M.D. (6)	2005	$195,833	$20,000	—	$31,624
Vice President, Clinical Development	2004	—	—	—	—
	2003	—	—	—	—

(1)	Reflects bonus amounts paid in each respective fiscal year. Subsequent to year-end, the Company has paid bonuses based on performance in the prior year. See, “Report of Compensation Committee on Executive Compensation.”

(2)	“All Other Compensation” for Mr. Freiman consists of dental, disability and life insurance premiums paid by the Company. “All Other Compensation” for Dr. Carr Messer Wolter and Petti, consists of dental, disability, health and life insurance premiums paid by the Company. “All Other Compensation” for Dr. Levy consists of matching contributions made by the Company under its 401(k) Plan, and dental, disability, health and life insurance premiums paid by the Company, and a reimbursement for a portion of his professional insurance fees.

(3)	Dr. Carr served as our Vice President, Medical Affairs until September 2005, at which time she was elected Senior Vice President and Chief Medical Officer.

(4)	Mr. Wolter joined the Company in December 2004. Salary amount for fiscal 2005 is for a partial year and includes $20,563 that was paid to Financial Leadership Group, LLC (“FLG”), a financial consulting firm hired by the Company for the financial and accounting services provided by Mr. Wolter. Mr. Wolter is a principal of FLG and a portion of his salary was paid to FLG during fiscal 2005 pursuant to the arrangement between Mr. Wolter and FLG.

(5)	Mr. Petti joined the Company in July 2004. Accordingly, compensation information for fiscal 2005 is for a partial year.

(6)	Dr. Levy joined the Company in September 2004. Accordingly, compensation information for fiscal 2005 is for a partial year.

Stock Option Grants in Fiscal 2005

Set forth is a summary of all stock options granted in fiscal 2005 to our Named Executive Officers. The exercise price for each stock option equals the closing market price on the date of grant as reported on Nasdaq SmallCap Market. All options vest over four years, with one-eight vesting six months after the date of grant and the remainder vesting monthly thereafter over the next 42 months. The potential realizable value is calculated by assuming that the stock price on the date of grant appreciates at the indicated rate, compounded annually over the term of the option, and that the option is exercised and sold on the last day of its term at the appreciated stock price. These calculations are based on Securities and Exchange Commission (“SEC”) requirements and may not represent future stock prices.

Name	Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Weighted Average Exercise Price ($/SH)	Expiration Dates	Potential Realizable Value at Assumed Annual Rates of Appreciation for Option Terms
					5%	10%
Paul E. Freiman	150,000	28%	$3.97	9/23/2014	$374,506	$1,544,573
Lisa U. Carr, M.D., Ph.D.	40,000	7	3.97	9/23/2014	98,565	251,011
Jonathan R. Wolter	70,000	13	4.37	12/1/2014	192,379	487,526
Stephen J. Petti	—	—	—	—	—	—
David E. Levy, M.D.	—	—	—	—	—	—

Aggregated Option Exercises in Fiscal 2005 and Fiscal Year-End Option Values

The following table shows information concerning the number and value of exercisable and unexercisable options held as of June 30, 2005 by our Named Executive Officers. The stated value of the unexercised options is based on the difference between the exercise price of each respective option and $3.02, which was the closing price of our Common Stock on the Nasdaq SmallCap Market on June 30, 2005. No stock options were exercised by the Named Executive Officers in fiscal 2005.

Name	Number of Shares Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)
	Exercisable	Unexercisable	Exercisable	Unexercisable

Paul E. Freiman.	788,124	121,876	$1,199,780	$—
Lisa U. Carr, M.D., Ph.D.	199,125	45,000	191,404	—
Jonathan R. Wolter	8,750	61,250	—	—
Stephen J. Petti	—	—	—	—
David E. Levy, M.D.	—	—	—	—

Employment Contracts and Change-in-Control Arrangements

The Company’s 1993 Stock Plan contains, and certain option awards granted thereunder contain, provisions regarding the accelerated vesting of options in the event of a change in control of the Company. Our 2003 Equity Incentive Plan provides that the time-based (but not performance-based) vesting of all outstanding equity awards will fully accelerate in the event of a “change in control” of the Company, as the term is defined in that plan.

On July 14, 2004, the Company entered into an employment with Stephen J. Petti. Under this agreement, Mr. Petti serves as the Company’s Vice President of Product Development in an at-will capacity. Mr. Petti is currently entitled to receive an annual base salary of $250,000 and is entitled to participate in the Company’s bonus and equity incentive plans, as may be adopted from time to time.

Compensation Committee Interlocks and Insider Participation

During fiscal 2005, the Company’s Compensation Committee consisted of Dr. Cape and Messrs. Eliot and Sofaer. No member of the Compensation Committee was, at any time during fiscal 2005, an officer or employee of the Company. There are no Compensation Committee interlocks between the Company and any other entities involving our executive officers and Board members who serve as executive officers or Board members of such entities.

Stock Performance Graph

The following Stock Performance Graph shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

The graph below compares the yearly percentage change in the cumulative total stockholder returns on the Company’s Common Stock over a five-year period with the cumulative total return of the Nasdaq Composite Index and the Nasdaq Biotech Index over the same period. The graph assumes that $100 was invested on June 30, 2000 in our Common Stock and each index, and that all dividends were reinvested. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our Common Stock.

Cumulative Total Return

	Fiscal Years Ended June 30,
	2000	2001	2002	2003	2004	2005
NTI	100	37	34	41	44	36
Nasdaq Biotech Index	100	83	42	55	62	57
Nasdaq Composite Index	100	54	37	41	52	52

Equity Compensation Plan Information

The following table sets forth certain information, as of June 30, 2005, regarding the Company’s 1993 Stock Option Plan, 2003 Equity Incentive Plan and 2003 Employee Stock Purchase Plan. The 1993 Stock Option Plan expired in November 2003.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights*	Number of securities remaining available for future issuance**
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,243,351	$2.98	832,884
Equity compensation plans not approved by security holders	—	—	—

Total	2,243,351	$2.98	832,884

*	The purchase price and number of shares underlying outstanding purchase rights under the 2003 Employee Stock Purchase Plan cannot be calculated as of June 30, 2005. As a result, these data have been omitted from the above table.

**	Includes 341,480 shares of Common Stock issuable under the 2003 Employee Stock Purchase Plan. As of October 24, 2005 (the record date for the Annual Meeting), 6,900 shares of Common Stock remained available for future issuance under the 2003 Equity Incentive Plan.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The following Report of the Compensation Committee on Executive Compensation shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

The Company’s executive compensation program is designed to provide competitive levels of compensation in order to retain and motivate our executive officers, tie individual total compensation to individual performance and the success of the Company, and align the interests of our executive officers with those of our stockholders. Executive compensation generally consists of three components: base salary, cash bonuses and equity-based awards, each of which is described below.

Base Salary. Salaries for executive officers are determined on an individual basis at the time of hire and are set to be competitive with comparable businesses in our industry. Adjustments to base salary are considered annually in light of each officer’s performance, the Company’s performance and compensation levels at other companies within our industry. Based on these considerations, the base salary paid to Dr. Carr, the only Named Executive Officer other than Mr. Freiman who was also a Named Executive Officer in fiscal 2004, increased by approximately $19,000 in fiscal 2005.

Cash Bonus. Our bonus program is designed to reward executives for the Company’s overall performance as well as their individual performance in a given year. The Compensation Committee considers the performance of the officer and the Company for the preceding year in deciding whether to award a bonus and, if one is to be awarded, the size of the bonus. In certain cases, the Compensation Committee has awarded retention bonuses, which are generally only paid if the executive remains employed with the Company for a stated minimum period of time.

In the first quarter of fiscal 2006, the Compensation Committee awarded the Named Executive Officers with cash bonuses in an aggregate amount of $310,500 based on individual and Company performance for fiscal 2005. Additional bonuses of $175,000 and $30,750, respectively, were awarded to Messrs. Freiman and Wolter at that time in light of their performance in the first quarter of fiscal 2006, including negotiating and executing an agreement for the sale of XERECEPT.

Equity-Based Awards. The Compensation Committee may also compensate our executive officers with equity-based awards, such as stock options or restricted stock grants. By granting stock options to our officers, the Compensation Committee intends to align the interests of our officers with the interests of stockholders by creating a return tied to the performance of our stock price. In determining the timing and size of stock option grants, the Compensation Committee considers the contributions and responsibilities of each executive, appropriate incentives for the promotion of the long-term growth of the Company and grants made to other executives in the industry holding comparable positions. It is the Compensation Committee’s practice to fix the price of the options at the fair market value on the date of the grant, thereby making the executive’s value realized tied directly to gains realized by our stockholders.

Compensation of Chief Executive Officer

Mr. Freiman is compensated with a base salary and, depending on performance and the Company’s financial condition, a bonus and/or stock option award. In fiscal 2005, the Compensation Committee increased Mr. Freiman’s base salary to $350,000 and awarded him with a cash bonus of $75,000.

In September 2005, the Compensation Committee recommended, and the Board approved, an increase in Mr. Freiman’s base salary to $375,000, effective September 1, 2005. The Compensation Committee also awarded Mr. Freiman with a bonus of $100,000 based on his and the Company’s performance in fiscal 2005, as well as a bonus of $175,000 based on Mr. Freiman’s successful efforts in the first quarter of fiscal 2006 to negotiate and execute a definitive agreement for the sale of the Company’s rights to XERECEPT to two subsidiaries of Celtic Pharma Holdings. In September 2005, the Compensation Committee also awarded Mr. Freiman with an option to purchase 85,000 shares of Common Stock under the Plan. In light of Mr. Freiman’s performance in fiscal 2005, the Committee intended to provide total compensation at a level that is above the median compensation paid among our peer group of companies.

October 24, 2005

Submitted by the Compensation Committee of

the Board of Directors

Abraham D. Sofaer, Chairman

Theodore L. Eliot, Jr.

Ronald E. Cape, Ph.D.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In July 2004, we acquired Empire Pharmaceuticals in a merger transaction. Immediately following the closing of the merger, Stephen J. Petti became our Vice President of Product Development. Mr. Petti founded Empire Pharmaceuticals and, at the time of the merger, was Empire’s largest stockholder. Pursuant to the merger agreement and a separate agreement between Mr. Petti and Empire, Mr. Petti will receive additional consideration of approximately $1.2 million and 1,146,597 shares of Common Stock upon the commencement of Phase III clinical trials for Viprinex. Also pursuant to the merger agreement, David Levy, M.D., our Vice President of Clinical Development and a former Empire stockholder, will receive $7,316 and 11,465 shares of Common Stock upon the commencement of Phase III clinical trials for Viprinex.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all reports filed under Section 16(a). To the Company’s knowledge, based solely on the review of copies of the reports furnished to the Company, all executive officers, directors and greater than 10% stockholders were in compliance with all applicable Section 16(a) filing requirements in fiscal 2005, except that (i) reports were not timely filed on behalf of Dr. Callaway and Messrs. Cohen, Eliot, Sofaer and Kasper reporting the annual grant of a stock option under our 2003 Equity Incentive Plan, and (ii) reports were not timely filed on behalf of Messrs. Eliot and Sofaer reporting the exercise of warrants.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

The Audit Committee, currently comprised of Messrs. Kasper (Chairman), Eliot and Sofaer, evaluates auditor performance, manages relations with the Company’s independent registered public accounting firm, pre-approves audit and non-audit services to be performed by the Company’s independent registered public accounting firm and evaluates policies and procedures relating to internal accounting functions and controls. The Audit Committee operates under a written Audit Committee Charter that has been adopted by the Board of Directors, and the Audit Committee’s responsibilities are more fully described in the Audit Committee Charter, a copy of which is attached hereto as Annex B. All members of the Audit Committee currently meet the independence requirements promulgated by the National Association of Securities Dealers and the SEC.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the Company’s independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2005. This review included a discussion of the quality and the acceptability of the Company’s financial and disclosure reporting and controls, including the nature and extent of disclosures in the financial statements. The Audit Committee also reviewed the progress and results of the testing of internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee also reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, its judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Statement No. 1. The Audit Committee discussed with the independent registered public accounting firm its independence from management and the Company, including the matters required by the Independence Standards Board Statement No. 1.

In addition to matters discussed above, the Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope, plans and estimated costs of its audit. The Committee met with representatives from the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005.

October 24, 2005

Submitted by the Audit Committee

of the Board of Directors

F. Van Kasper, Chairman

Theodore L. Eliot, Jr.

Abraham D. Sofaer

OTHER BUSINESS

We know of no other matters to be submitted to a vote of stockholders at the Annual Meeting. If any other matter is properly brought before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment. In order for any stockholder to nominate a candidate or to submit a proposal for other business to be acted upon at the Annual Meeting, he or she must provide timely written notice to Secretary of the Company in the form prescribed by our bylaws.

STOCKHOLDER PROPOSALS

Stockholder proposals, including director nominees, intended to be included in next year’s annual meeting proxy materials must be received by the Secretary of the Company at 32000 Powell Street, Suite 800, Emeryville, California 94608, no later than July 7, 2006 (the “Proxy Deadline”). The form and substance of these proposals must satisfy the requirements established by the Company’s bylaws and the SEC.

Additionally, stockholders who intend to present a stockholder proposal at any annual meeting of stockholders must provide the Secretary of the Company with written notice of the proposal between 60 and 120 days prior to the date of that meeting; provided, however, that if the Company provides less than 70 days’ notice or public disclosure of the date of such meeting, notice of the proposed stockholder action must be received no later than the close of business on the 10th day following such notice or disclosure. Notice must be tendered in the proper form prescribed by the Company’s bylaws. Proposals not meeting the requirements set forth in our bylaws will not be entertained at the meeting.

Any person who wishes to be considered by the Nominating & Corporate Governance Committee for election to the Board at next year’s annual meeting must provide the Secretary of the Company with a completed and signed biographical questionnaire on or before the Proxy Deadline. Stockholders can obtain a copy of this questionnaire from the Secretary of the Company upon written request. The Nominating & Corporate Governance Committee is not required to consider director nominations received after this date, or without the required questionnaire.

ANNUAL REPORT

Our annual report to stockholders for the fiscal year ended June 30, 2005, including audited financial statements, accompanies this proxy statement. Copies of our Annual Report on Form 10-K for fiscal 2005 and the exhibits thereto are available from the Company without charge upon written request of a stockholder. Copies of these materials are also available online through the Securities and Exchange Commission at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please notify the Company at 2000 Powell Street, Suite 800, Emeryville, California 94608, Attn: Investor Relations. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your brokerage firm or bank.

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN

AND PROMPTLY RETURN THE ENCLOSED PROXY.

Annex A

AMENDED AND RESTATED

2003 EQUITY INCENTIVE PLAN

OF

NEUROBIOLOGICAL TECHNOLOGIES, INC.

1. Purpose of this Plan.

The purpose of this 2003 Equity Incentive Plan of Neurobiological Technologies, Inc. is to enhance the long-term stockholder value of the Company by offering opportunities to eligible individuals to participate in the growth in value of the Company’s common stock.

2. Definitions and Rules of Interpretation

2.1 Definitions. This Plan uses the following defined terms:

(a) “Administrator” means the Board, the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

(b) “Affiliate” means a “parent” or “subsidiary” (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an “Affiliate” for purposes of this Plan.

(c) “Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Awards or Award Shares.

(d) “Award” means a Stock Award or Option granted in accordance with the terms of the Plan.

(e) “Award Agreement” means the document evidencing the grant of an Award.

(f) “Award Shares” means Shares covered by an outstanding Award or purchased under an Award.

(g) “Awardee” means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award, (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), and 16, and (iii) a person who holds Option Shares subject to any right of repurchase under Section 15.2.

(h) “Board” means the board of directors of the Company.

(i) “Change of Control” shall have the meaning set forth in Section 10.4.

(j) “Code” means the Internal Revenue Code of 1986.

(k) “Committee” means a committee composed of Company Directors appointed in accordance with the Company’s charter documents and Section 4.

(l) “Company” means Neurobiological Technologies, Inc., a Delaware corporation.

(m) “Company Director” means a member of the Board.

(n) “Consultant” means an individual who, or an employee of any entity that, provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee.

(o) “Covered Security” shall have the meaning set forth in Section 18(b)(1) of the Securities Act.

(p) “Director” means a member of the board of directors of the Company or an Affiliate.

(q) “Divestiture” means any transaction or event that the Board specifies as a Divestiture under Section 10.5.

(r) “Domestic Relations Order” means a “domestic relations order” as defined in, and otherwise meeting the requirements of, Section 414(p) of the Code, except that reference to a “plan” in that definition shall be to this Plan.

(s) “Effective Date” shall have the meaning set forth in Section 3.3(a).

(t) “Employee” means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Awardee’s Options under Section 10. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(u) “Exchange Act” means the Securities Exchange Act of 1934.

(v) “Executive” means, if the Company has any class of any equity security registered under Section 12 of the Exchange Act, an individual who is subject to Section 16 of the Exchange Act or who is a “covered employee” under Section 162(m) of the Code, in either case, because of the individual’s relationship with the Company or an Affiliate. If the Company does not have any class of any equity security registered under Section 12 of the Exchange Act, “Executive” means any (i) Director, (ii) officer elected or appointed by the Board, or (iii) beneficial owner of more than 10% of any class of the Company’s equity securities.

(w) “Expiration Date” means, with respect to an Award, the date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award Agreement, then the last day of the maximum exercise period for the Award, disregarding the effect of an Awardee’s Termination or any other event that would shorten that period.

(x) “Fair Market Value” means the value of Shares as determined under Section 17.2.

(y) “Fundamental Transaction” means any transaction or event described in Section 10.3.

(z) “Grant Date” means the date the Administrator approves the grant of an Award. However, if the Administrator specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

(aa) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Award Agreement for that Option.

(bb) “Non-Employee Director” means a Director who is not also an Employee.

(cc) “Nonstatutory Option” means any Option other than an Incentive Stock Option.

(dd) “Objectively Determinable Performance Condition” shall mean a performance condition (i) that is established (A) at the time an Award is granted or (B) no later than the earlier of (1) 90 days after the beginning of the period of service to which it relates, or (2) before the elapse of 25% of the period of service to which it relates, (ii) that is uncertain of achievement at the time it is established, and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. Examples of measures that may be used in Objectively Determinable Performance Conditions include net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators and efficiency measures, each with respect to the Company and/or an individual business unit.

(ee) “Officer” means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

(ff) “Option” means a right to purchase Shares of the Company granted under this Plan.

(gg) “Option Price” means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

(hh) “Option Shares” means Shares covered by an outstanding Option or purchased under an Option.

(ii) “Plan” means this 2003 Equity Incentive Plan of Neurobiological Technologies, Inc.

(jj) “Purchase Price” means the price payable under a Stock Award for Shares, not including any amount payable in respect of withholding or other taxes.

(kk) “Reverse Vesting” means that an Option is or was fully exercisable but that, subject to a “reverse” vesting schedule, the Company has a right to repurchase the Option Shares as specified in Section 15.2(a), with the Company’s right of repurchase expiring in accordance with a “forward” vesting schedule that would otherwise have applied to the Option under which the Option Shares were purchased or in accordance with some other vesting schedule described in the Award Agreement. With respect to a Stock Award, Reverse Vesting means that the Company has a right to repurchase the Award Shares purchased pursuant to the Stock Award, as specified in Section 15.2(a), with the Company’s right of repurchase expiring in accordance with the vesting schedule in the Award Agreement.

(ll) “Rule 16b-3” means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

(mm) “Securities Act” means the Securities Act of 1933.

(nn) “Share” means a share of the common stock of the Company or other securities substituted for the common stock under Section 10.

(oo) “Stock Award” means an offer by the Company to sell shares subject to certain restrictions pursuant to the Award Agreement as described in Section 8.2

(pp) “Substitute Award” means a Substitute Option or Substitute Stock Award granted in accordance with the terms of the Plan.

(qq) “Substitute Option” means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

(rr) “Substitute Stock Award” means a Stock Award granted in substitution for, or upon the conversion of, a stock award granted by another entity to purchase equity securities in the granting entity.

(ss) “Termination” means that the Awardee has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. However, unless so determined by the Administrator, “Termination” shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an Affiliate to cease being an Affiliate shall be treated as the “Termination” of that Affiliate’s Employees, Directors, and Consultants.

2.2 Rules of Interpretation. Any reference to a “Section,” without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the effective date of this Plan and including any successor provisions.

3. Shares Subject to this Plan; Term of this Plan

3.1 Number of Award Shares. Subject to adjustment under Section 10, the maximum number of Shares that may be issued under this Plan is 2,500,000. When an Award is granted, the maximum number of Shares that may be issued under this Plan shall be reduced by the number of Shares covered by that Award. However, if an Award later terminates or expires without having been exercised in full, the maximum number of shares that may be issued under this Plan shall be increased by the number of Shares that were covered by, but not purchased under, that Award. Except as required by Applicable Law, Shares subject to an outstanding Award shall not reduce the number of Shares reserved for issuance under this Plan until the earlier of the date such Shares are vested pursuant to the terms of the applicable Award or the actual date of delivery of the Shares to the Awardee. Those Shares (i) that are issued under the Plan that are forfeited or repurchased by the Company at the original purchase price or less or that are issuable upon exercise of awards granted under the Plan that expire or become unexercisable for any reason after the Effective Date without having been exercised in full, and (ii) that are not delivered to a holder in consideration for applicable tax withholding will continue to be available for issuance under this Plan. The repurchase of Shares by the Company shall not increase the maximum number of Shares that may be issued under this Plan to the extent that the Company repurchases Shares that were originally exercised or purchased with other previously owned Shares.

3.2 Source of Shares. Award Shares may be: (a) Shares that have never been issued, (b) Shares that have been issued but are no longer outstanding, or (c) Shares that are outstanding and are acquired to discharge the Company’s obligation to deliver Award Shares.

3.3 Term of this Plan

(a) This Plan shall be effective on, and Awards may be granted under this Plan after, the date it has been both adopted by the Board and approved by the Company’s stockholders (the “Effective Date”).

(b) Subject to Section 13, Awards may be granted under this Plan for a period of ten years from the Effective Date and may not be granted under the Plan after such date.

4. Administration

4.1 General

(a) The Board shall have ultimate responsibility for administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. The Board or the Committee may further delegate its responsibilities to any Employee of the Company or any Affiliate. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination. Where this Plan references the “Administrator,” the action may be taken or determination made by the Board, the Committee, or other Administrator. However, only the Board or the Committee may approve grants of Awards to Executives, and an Administrator other than the Board or the Committee may grant Awards only within guidelines established by the Board or Committee. Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.

(b) So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are “Non-Employee Directors” as defined in Rule 16b-3 and who are “outside directors” as defined in Section 162(m) of the Code.

4.2 Authority of Administrator. Subject to the other provisions of this Plan, the Administrator shall have the authority to:

(a) grant Awards, including Substitute Awards;

(b) determine the Fair Market Value of Shares;

(c) determine the Option Price and the Purchase Price of Awards;

(d) select the Awardees;

(e) determine the times Awards are granted;

(f) determine the number of Shares subject to each Award;

(g) determine the types of payment that may be used to purchase Award Shares;

(h) determine the types of payment that may be used to satisfy withholding tax obligations;

(i) determine the other terms of each Award, including but not limited to the time or times at which Awards may be exercised, whether and under what conditions an Award is assignable, and whether an Option is a Nonstatutory Option or an Incentive Stock Option;

(j) modify or amend any Award;

(k) authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;

(l) determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

(m) interpret this Plan and any Award Agreement or document related to this Plan;

(n) correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Award Agreement or any other document related to this Plan;

(o) adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

(p) adopt, amend, and revoke special rules and procedures that may be inconsistent with the terms of this Plan, set forth (if the Administrator so chooses) in sub-plans regarding (for example) the operation and administration of this Plan and the terms of Awards, if and to the extent necessary or useful to accommodate non-U.S. Applicable Laws and practices as they apply to Awards and Award Shares held by, or granted or issued to, persons working or resident outside of the United States or employed by Affiliates incorporated outside the United States;

(q) determine whether a transaction or event should be treated as a Change of Control, a Divestiture or neither;

(r) determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as a Change of Control or a Divestiture, then the effect of that Change of Control or Divestiture; and

(s) make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

4.3 Scope of Discretion. Subject to the last sentence of this Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions in its sole and absolute discretion. Those decisions will be final, binding and conclusive. Moreover, but again subject to the last sentence of this Section 4.3, in making those decisions the Board, Committee or other Administrator need not treat all persons eligible to receive Awards, all Awardees, all Awards or all Award Shares the same way. However, except as provided in Section 13.3, the discretion of the Board, Committee or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Awardees by Award Agreements and other agreements.

5. Persons Eligible to Receive Awards; Annual Director Grants

5.1 Eligible Individuals. Awards (including Substitute Awards) may be granted to, and only to, Employees, Directors and Consultants, including to prospective Employees, Directors and Consultants conditioned on the beginning of their service for the Company or an Affiliate. However, Incentive Stock Options may only be granted to Employees, as provided in Section 7(g).

5.2 Section 162(m) Limitation.

(a) Options. So long as the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code: (i) no Employee or prospective Employee may be granted one or more Options within any fiscal year of the Company to purchase more than 250,000 Shares under Options, subject to adjustment under Section 10, and (ii) Options may be granted to an Executive only by the Committee (and, notwithstanding Section 4.1(a), not by the Board). If an Option is cancelled without being exercised or if the Option Price of an Option is reduced, that cancelled or repriced Option shall continue to be counted against the limit on Awards that may be granted to any individual under this Section 5.2.

(b) Stock Awards. Any Stock Award intended as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code must vest or become exercisable contingent on the achievement of one or more Objectively Determinable Performance Conditions, the Stock Award may be granted only by the Committee, and the material terms of the Award must be approved by the stockholders of the Company before such Award is paid.

6. Terms and Conditions of Options

The following rules apply to all Options:

6.1 Price. For so long as the Shares are not a Covered Security, no Option may have an Option Price less than 85% of the Fair Market Value of the Shares on the Grant Date. No Option intended as “qualified incentive- based compensation” within the meaning of Section 162(m) of the Code may have an Option Price less than 100% of the Fair Market Value of the Shares on the Grant Date. In no event will the Option Price of any Option be less than the par value of the Shares issuable under the Option if that is required by Applicable Law. The Option Price of an Incentive Stock Option shall be subject to Section 7(f).

6.2 Term. No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than ten years after its Grant Date. Additional provisions regarding the term of Incentive Stock Options are provided in Sections 7(a) and 7(e).

6.3 Vesting. Options shall be exercisable: (a) on the Grant Date, or (b) in accordance with a schedule related to the Grant Date, the date the Optionee’s directorship, employment or consultancy begins, or a different date specified in the Option Agreement. If so provided in the Option Agreement, an Option may be exercisable subject to the application of Reverse Vesting to the Option Shares. Additional provisions regarding the vesting of Incentive Stock Options are provided in Section 7(c). No Option granted to an individual who is subject to the overtime pay provisions of the Fair Labor Standards Act may be exercised before the expiration of six months after the Grant Date.

6.4 Form of Payment

(a) The Administrator shall determine the acceptable form and method of payment for exercising an Option.

(b) Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(c) In addition, the Administrator may permit payment to be made by any of the following methods:

(i) other Shares, or the designation of other Shares, which (A) are “mature” shares for purposes of avoiding variable accounting treatment under generally accepted accounting principles (generally mature shares are those that have been owned by the Optionee for more than six months on the date of surrender), and (B) have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

(ii) provided that a public market exists for the Shares, consideration received by the Company under a procedure under which a broker-dealer that is a member of the National Association of Securities Dealers advances funds on behalf of an Optionee or sells Option Shares on behalf of an Optionee (a “Cashless Exercise Procedure”), provided that if the Company extends or arranges for the extension of credit to an Optionee under any Cashless Exercise Procedure, no Officer or Director may participate in that Cashless Exercise Procedure;

(iii) cancellation of any debt owed by the Company or any Affiliate to the Optionee by the Company including without limitation waiver of compensation due or accrued for services previously rendered to the Company; and

(iv) any combination of the methods of payment permitted by any paragraph of this Section 6.4.

(d) The Administrator may also permit any other form or method of payment for Option Shares permitted by Applicable Law.

6.5 Nonassignability of Options. Except as determined by the Administrator, no Option shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Optionee. Incentive Stock Options may only be assigned in compliance with Section 7(h).

6.6 Substitute Options. The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective when the acquisition closes. Substitute Options may be Nonstatutory Options or Incentive Stock Options. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to Section 10) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price determined by the Board.

6.7 Repricings. Other than in accordance with Section 10, Options may not be repriced, replaced, regranted through cancellation or modified without stockholder approval, if the effect of the repricing, replacement, regrant or modification would be to reduce the effective Option Price of the Options.

6.8 Automatic Option Grants to Non-Employee Directors. Non-Employee Directors will automatically receive an Award of a Nonstatutory Option on the following terms:

(a) Grant dates. Each Non-Employee Director who is then serving immediately after any annual meeting of stockholders shall, automatically at such time, receive a Nonstatutory Option to purchase 10,000 Shares.

(b) Exercise Price. The Option Price of each Award granted pursuant to this Section 6.8 shall be equal to one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date.

(c) Option Term. Each Option shall have a term of ten (10) years measured from the Grant Date.

(d) Exercise and Vesting of Options. The Shares underlying each Award issued pursuant to Sections 6.8(a) shall vest and become exercisable on the first anniversary of the Grant Date, provided that such Optionee continuously remains a Director from the Grant Date until such time.

7. Incentive Stock Options

The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan. With the consent of the Optionee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.

(a) The Expiration Date of an Incentive Stock Option shall not be later than ten years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of ten years from its Grant Date.

(b) No Incentive Stock Option may be granted more than ten years from the date this Plan was approved by the Board.

(c) Options intended to be incentive stock options under Section 422 of the Code that are granted to any single Optionee under all incentive stock option plans of the Company and its Affiliates, including incentive stock options granted under this Plan, may not vest at a rate of more than $100,000 in Fair Market Value of stock (measured on the grant dates of the options) during any calendar year. For this purpose, an option vests with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share. Unless the administrator of that option plan specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be incentive stock options under Section 422 of the Code as Nonstatutory Options. The stock options or portions of stock options to be reclassified as Nonstatutory Options are those with the highest option prices, whether granted under this Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment. This Section 7(c) shall not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already vested to cease to be vested.

(d) In order for an Incentive Stock Option to be exercised for any form of payment other than those described in Section 6.4(b), that right must be stated at the time of grant in the Option Agreement relating to that Incentive Stock Option.

(e) Any Incentive Stock Option granted to a Ten Percent Stockholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date. A “Ten Percent Stockholder” is any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date.

(f) The Option Price of an Incentive Stock Option shall never be less than the Fair Market Value of the Shares at the Grant Date. The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Stockholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date.

(g) Incentive Stock Options may be granted only to Employees. If an Optionee changes status from an Employee to a Consultant, that Optionee’s Incentive Stock Options become Nonstatutory Options if not exercised within the time period described in Section 7(i).

(h) The Optionee may not transfer any rights under an Incentive Stock Option, other than by will or the laws of descent and distribution. During the life of the Optionee, only the Optionee may exercise an Incentive Stock Option. The Company’s compliance with a Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Optionee, shall not violate this Section 7(h).

(i) An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, the three-month period beginning with the Optionee’s Termination for any reason other than the Optionee’s death or disability (as defined in Section 22(c) of the Code). In the case of Termination due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, and is not exercised within, the three-month period after the Optionee’s Termination provided it is exercised before the Expiration Date. In the case of Termination due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, one year after the Optionee’s Termination.

(j) Only the Board may modify an Incentive Stock Option.

8. Stock Awards

The following rules apply to all Stock Awards:

(a) Price. For so long as the Shares are not a Covered Security: (i) no Stock Award may have a Purchase Price less than 85% of the Fair Market Value of the Shares on the Grant Date or on the date on which the purchase is completed and (ii) if a Stock Award is granted to a person who, at the Grant Date, owns more than 10% of the voting power of the Company or any corporate Affiliate, that Stock Award shall have a Purchase Price of not less than 100% of the Fair Market Value of the Shares on the Grant Date or on the date the purchase is completed. In no event will the Purchase Price of any Stock Award be less than the par value of the Shares issuable under the Stock Award if that is required by Applicable Law.

(b) Term. No Stock Award shall be exercisable after its Expiration Date. No Stock Award may have an Expiration Date that is more than ten years after its Grant Date.

(c) Vesting. Stock Awards shall be exercisable: (i) on the Grant Date, or (ii) in accordance with a schedule related to the Grant Date, the date the Awardee’s directorship, employment or consultancy begins, or a different date specified in the Award Agreement.

(d) Right of Repurchase. If so provided in the Award Agreement, Award Shares acquired pursuant to a Stock Award may be subject to Reverse Vesting. With respect to Stock Awards subject to Reverse Vesting granted to Employees who are not officers or directors of the Company or any parent or subsidiary of the Company to purchase Shares that are not Covered Securities, the Company’s right of repurchase must lapse at the rate of at least 20% per year over the five years from the Grant Date.

(e) Form of Payment. The Administrator shall determine the acceptable form and method of payment for exercising a Stock Award.

(i) Acceptable forms of payment for all Award Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(ii) In addition, the Administrator may permit payment to be made by any of the methods permitted with respect to the exercise of Options pursuant to Section 6.4.

(f) Nonassignability of Stock Awards. Except as determined by the Administrator, no Stock Award shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order.

(g) Substitute Stock Award. The Board may cause the Company to grant Substitute Stock Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Unless and to the extent specified otherwise by the Board, Substitute Stock Awards shall have the same terms and conditions as the options they replace, except that (subject to Section 10) Substitute Stock Awards shall be Stock Awards to purchase Shares rather than equity securities of the granting entity and shall have a Purchase Price that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

(h) Repricings. Other than in accordance with Section 10, Stock Awards may not be repriced, replaced, regranted through cancellation or modified without stockholder approval, if the effect of the repricing, replacement, regrant or modification would be to reduce the effective Purchase Price of the Shares subject to the Stock Awards.

9. Exercise of Awards

9.1 In General. An Award shall be exercisable in accordance with this Plan and the Award Agreement under which it is granted.

9.2 Time of Exercise. Options and Stock Awards shall be considered exercised when the Company receives: (a) written notice of exercise from the person entitled to exercise the Option or Stock Award, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option or Stock Award is being exercised, and (c) with respect to Nonstatutory Options, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Award may not be exercised for a fraction of a Share.

9.3 Issuance of Award Shares. The Company shall issue Award Shares in the name of the person properly exercising the Award. If the Awardee is that person and so requests, the Award Shares shall be issued in the name of the Awardee and the Awardee’s spouse. The Company shall endeavor to issue Award Shares promptly after an Award is exercised. However, until Award Shares are actually issued, as evidenced by the appropriate entry on the stock books of the Company or its transfer agent, the Awardee will not have the rights of a stockholder with respect to those Award Shares, even though the Awardee has completed all the steps necessary to exercise the Award. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Award Shares are issued, except as provided in Section 10.

9.4 Termination

(a) In General. Except as provided in an Award Agreement or in writing by the Administrator, including in an Award Agreement, and as otherwise provided in this Section 9.4, after an Awardee’s Termination, the Awardee’s Awards shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the three months after the Termination, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate.

(b) Leaves of Absence. Unless otherwise provided in the Award Agreement, no Award may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by an authorized representative of the Company with employment guaranteed upon return. Awards shall not continue to vest during a leave of absence, unless otherwise determined by the Administrator with respect to an approved personal or medical leave with employment guaranteed upon return.

(c) Death or Disability. Unless otherwise provided by the Administrator, if an Awardee’s Termination is due to death or disability (as determined by the Administrator with respect to all Awards other than Incentive Stock Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Awards of that Awardee, to the extent exercisable at the date of that Termination, may be exercised for one year after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Award may be exercised as provided in Section 16. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Awardee, and been granted this authority as part of that appointment, that guardian or conservator may exercise the Award on behalf of the Awardee. In the case of an Awardee who dies or become disabled within three months after Termination, if the Termination was not due to Cause, the Awardee’s Awards may be exercised for one year after that Termination. To the extent an Award is not so exercised within the time specified for its exercise, the Award shall automatically terminate.

(d) Divestiture. If an Awardee’s Termination is due to a Divestiture, the Board may take any one or more of the actions described in Section 10.3 or 10.4 with respect to the Awardee’s Awards.

(e) Termination for Cause. If an Awardee’s Termination is due to Cause, all of the Awardee’s Awards shall automatically terminate and cease to be exercisable at the time of Termination. “Cause” means employment-related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment-related conduct that is likely to cause significant injury to the Company, an Affiliate, or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense), in each case as determined by the Administrator. “Cause” shall not require that a civil judgment or criminal conviction have been entered against or guilty plea shall have been made by the Awardee regarding any of the matters referred to in the previous sentence. Accordingly, the Administrator shall be entitled to determine “Cause” based on the Administrator’s good faith belief. If the Awardee is criminally charged with a felony or similar offense, that shall be a sufficient, but not a necessary, basis for such a belief.

(f) Reverse Vesting. Under any circumstances stated in this Section 9.4 in which all unvested Options of an Optionee immediately vest, the Company’s repurchase rights shall lapse on all Option Shares held by that Optionee which are subject to Reverse Vesting.

(g) Consulting or Employment Relationship. Nothing in this Plan or in any Award Agreement, and no Award or the fact that Award Shares remain subject to repurchase rights, shall: (A) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Awardee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (B) interfere with the application of any provision in any of the Company’s or any Affiliate’s charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director.

10. Certain Transactions and Events

10.1 In General. Except as provided in this Section 10, no change in the capital structure of the Company, merger, sale or other disposition of assets or a subsidiary, change of control, issuance by the Company of shares of any class of securities convertible into shares of any class, conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 10. Additional provisions with respect to the foregoing transactions are set forth in Section 13.3.

10.2 Changes in Capital Structure. In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, or similar change to the capital structure of the Company (not including a Fundamental Transaction or Change of Control), the Board shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Awards that may be granted under this Plan, (b) the number and type of Options that may be granted to any individual under this Plan, (c) the Purchase Price of any Stock Award, (d) the Option Price and number and class of securities issuable under each outstanding Option, and (e) the repurchase price of any securities substituted for Option Shares that are subject to repurchase rights. The Board shall determine the specific adjustments. Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded to the next lower whole security. The Board need not adopt the same rules for each Award or each Awardee.

10.3 Fundamental Transactions. If the Company merges with another entity in a transaction in which the Company is not the surviving entity or if, as a result of any other transaction or event, other securities are substituted for the Shares or Shares may no longer be issued (each a “Fundamental Transaction”), then, notwithstanding any other provision of this Plan, the Board shall do one or more of the following contingent on the closing or completion of the Fundamental Transaction: (a) arrange for the substitution, in exchange for Awards, of options to purchase equity securities other than Shares (including, if appropriate, equity securities of an entity other than the Company) (an “assumption” of Awards) on such terms and conditions as the Board determines are appropriate, (b) accelerate the vesting and termination of outstanding Awards, in whole or in part, so that Awards can be exercised before or otherwise in connection with the closing or completion of the Fundamental Transaction or event but then terminate (c) cancel or arrange for the cancellation of Awards in exchange for cash payments to Awardees, and (d) either arrange for any repurchase rights of the Company with respect to Award Shares to apply to the securities issued in substitution for Shares or terminate repurchase rights on Award Shares. The Board need not adopt the same rules for each Award or each Awardee.

10.4 Changes of Control. Notwithstanding any other provision of this Plan, in the event of a Change in Control (defined below), time-based (but not performance-based) vesting for all outstanding Awards or Reverse Vesting on all outstanding Award Shares shall be fully accelerated. In addition, the Board may extend the date for the exercise of Awards (but not beyond their original Expiration Date), although the Board need not adopt the same rules for each Award or each Awardee. For purposes of this Plan, a “Change in Control” shall mean (A) any merger, consolidation, amalgamation, or other transaction to which the Company or an Affiliate is a party and in which the beneficial stockholders of the Company, immediately before the transaction, beneficially own securities representing 50% or less of the total combined voting power or value of the Company immediately after the transaction or (B) any other transaction or corporate event deemed by the Board to constitute a change in control of the Company including, but not limited to, (i) a transaction or series of transactions in which any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 30% or more of the total combined voting power or value of the Company, or (ii) as a result of or in connection with a contested election of Company Directors, the persons who were Company Directors immediately before the election cease to constitute a majority of the Board.

10.5 Divestiture. If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board may specify that such transaction or event constitutes a “Divestiture”. In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may take one or more of the actions described in Section 10.3 or 10.4 with respect to Awards or Award Shares held by, for example, Employees, Directors or Consultants for whom that transaction or event results in a Termination. The Board need not adopt the same rules for each Award or each Awardee.

10.6 Dissolution. If the Company adopts a plan of dissolution, the Board may cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion and may cause the Company’s repurchase rights on Award Shares to lapse upon completion of the dissolution. The Board need not adopt the same rules for each Award or each Awardee. However, to the extent not exercised before the earlier of the completion of the dissolution or their Expiration Date, Awards shall terminate just before the dissolution is completed.

10.7 Cut-Back to Preserve Benefits. If the Administrator determines that the net after-tax amount to be realized by any Awardee, taking into account any accelerated vesting, termination of repurchase rights, or cash payments to that Awardee in connection with any transaction or event addressed in this Section 10 would be greater if one or more of those steps were not taken or payments were not made with respect to that Awardee’s Awards or Award Shares, then and to that extent one or more of those steps shall not be taken and payments shall not be made.

11. Withholding and Tax Reporting

11.1 Tax Withholding Alternatives

(a) General. Whenever Award Shares are issued or become free of restrictions, the Company may require the Awardee to remit to the Company an amount sufficient to satisfy any applicable tax-withholding requirement, whether the related tax is imposed on the Awardee or the Company. The Company shall have no obligation to deliver Award Shares or release Award Shares from an escrow or permit a transfer of Award Shares until the Awardee has satisfied those tax withholding obligations. Whenever payment in satisfaction of Awards is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.

(b) Method of Payment. The Awardee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Awardee to use any of the forms of payment described in Section 6.4(c). The Administrator may also permit Award Shares to be withheld to pay required withholding. If the Administrator permits Award Shares to be withheld, the Fair Market Value of the Award Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates.

11.2 Reporting of Dispositions. Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator, following such procedures as the Administrator may require, of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.

12. Compliance with Law

The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws. Awards may not be exercised, and Award Shares may not be transferred, in violation of Applicable Law. Thus, for example, Awards may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Award Shares, or (b) in the opinion of legal counsel to the Company, those Award Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company’s legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer. As a condition to the exercise of any Award or the transfer of any Award Shares, the Company may require the Awardee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

13. Amendment or Termination of this Plan or Outstanding Awards

13.1 Amendment and Termination. The Board may at any time amend, suspend, or terminate this Plan.

13.2 Stockholder Approval. The Company shall obtain the approval of the Company’s stockholders for any amendment to this Plan if stockholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Awards intended to be Incentive Stock Options. The Board may also, but need not, require that the Company’s stockholders approve any other amendments to this Plan.

13.3 Effect. No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Awardee unless the affected Awardee consents to the amendment, suspension, termination, or modification. However, no such consent shall be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, the Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 10, is in the best interests of the Company or its stockholders. The Board may, but need not, take the tax consequences to affected Awardees into consideration in acting under the preceding sentence. Those decisions will be final, binding and conclusive. Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted before the termination or Award Shares issued under such Awards even if those Award Shares are issued after the termination.

14. Reserved Rights

14.1 Nonexclusivity of this Plan. This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity-based rights under other plans or independently of any plan.

14.2 Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Award Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Awardee shall be based solely upon contracts entered into under this Plan, such as Award Agreements. No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligations.

15. Special Arrangements Regarding Award Shares

15.1 Escrows and Pledges. To enforce any restrictions on Award Shares, including restrictions related to Reverse Vesting, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates.

15.2 Repurchase Rights

(a) Reverse Vesting. Except as set forth in an Award Agreement, if an Option or Stock Award is subject to Reverse Vesting, the Company shall have the right, during the 90 days (or, in the case of an Awardee who is a Director or Executive, such period of time as may be set forth in the Award Agreement) after the Awardee’s Termination, to repurchase any or all of the Award Shares that were unvested as of the date of that Termination. The repurchase price shall be paid in cash and shall equal the Option Price or Purchase Price for the Award Shares, minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase. The Company may assign this right of repurchase.

(b) Procedure. The Company, or its assignee, may choose to give the Awardee a written notice of exercise of its repurchase rights under this Section 15.2. However, the Company’s failure to give such a notice shall not affect its rights to repurchase Award Shares. The Company must, however, tender the repurchase price during the period specified in this Section 15.2 for exercising its repurchase rights in order to exercise such rights.

16. Beneficiaries

An Awardee may file a written designation of one or more beneficiaries who are to receive the Awardee’s rights under the Awardee’s Awards after the Awardee’s death. An Awardee may change such a designation at any time by written notice. If an Awardee designates a beneficiary, the beneficiary may exercise the Awardee’s Awards after the Awardee’s death. If an Awardee dies when the Awardee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Awardee’s estate to exercise the Award or, if there is none, the person entitled to exercise the Option under the Awardee’s will or the laws of descent and distribution. In any case, no Award may be exercised after its Expiration Date.

17. Miscellaneous

17.1 Governing Law. This Plan, the Award Agreements and all other agreements entered into under this Plan, and all actions taken under this Plan or in connection with Awards or Award Shares, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

17.2 Determination of Value. Fair Market Value shall be determined as follows:

(a) Listed Stock. If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Shares are traded or quoted.

(b) Stock Quoted by Securities Dealer. If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(c) No Established Market. If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator (following guidelines established by the Board or Committee) will determine Fair Market Value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company’s net

worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

17.3 Reservation of Shares. During the term of this Plan, the Company will at all times reserve and keep available such number of Shares as are still issuable under this Plan.

17.4 Electronic Communications. Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.

17.5 Notices. Unless the Administrator specifies otherwise, any notice to the Company under any Option Agreement or with respect to any Awards or Award Shares shall be in writing (or, if so authorized by Section 17.4, communicated electronically), shall be addressed to the Secretary of the Company, and shall only be effective when received by the Secretary of the Company.

Annex B

NEUROBIOLOGICAL TECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER

Purposes:

The purpose of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of Neurobiological Technologies, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements and review the effectiveness of the Company’s internal control over financial reporting. Notwithstanding the foregoing, however, the Committee is not responsible for planning or conducting audits, or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Composition:

The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall be “independent”, as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the applicable rules and regulations (“Regulations”) of the SEC, and shall meet the independence and financial literacy requirements of Nasdaq. At least one member of the Committee shall be an “audit committee financial expert,” as that term is defined in the Regulations, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Responsibilities:

The Committee is charged by the Board with the responsibility to:

1. Appoint and provide for the compensation of a “registered public accounting firm” (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders.

2. Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor’s independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

3. Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

4. Instruct the independent auditor to advise the Committee if there are any subjects that require special attention.

5. Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor, and other material written communication between the independent auditor and management, and discuss these matters with the independent auditor and management.

6. Meet with management and the independent auditor, together and separately, to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal controls, including any special steps adopted in light of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting identified during the course of the annual audit, and the adequacy of disclosures about changes in internal control over financial reporting; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the SEC; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the SEC or in any public disclosure or release.

7. Review and discuss with management and the independent auditor management’s report on internal control over financial reporting, and the independent auditor’s audit of the effectiveness of the Company’s internal control over financial reporting and its attestation report, prior to the filing of the Form 10-K.

8. Review the management letter delivered by the independent auditor in connection with the audit.

9. Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company’s annual report on Form 10-K.

10. Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to a member of the Committee who is a financial expert.

11. Meet at least once each year in separate executive sessions with management and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

12. Have such direct and independent interaction with members of management, including the Company’s chief financial officer and chief accounting officer, as the Committee believes appropriate.

13. Review significant changes to the Company’s accounting principles and practices proposed by the independent auditor or management.

14. Review the scope and results of internal audits, if any.

15. Conduct or authorize such inquiries into matters within the Committee’s scope of responsibility as the Committee deems appropriate.

16. Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

17. At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

18. Prepare the Committee report required by the Regulations to be included in the Company’s annual proxy statement.

19. Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

20. Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act, the Regulations and the Auditing Standards of the Public Company Accounting Oversight Board, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

21. Review and approve all related party transactions.

Authority:

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1. Perform each of the responsibilities of the Committee described above.

2. Appoint a chair of the Committee, unless a chair is designated by the Board.

3. Engage and oversee independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

4. Cause the officers of the corporation to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company’s independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

Please mark
your votes
as indicated ☒

ITEM 1 - CLASSIFICATION OF BOARD OF DIRECTORS

FOR	☐
ABSTAIN	☐
AGAINST	☐

ITEM 2 - ELECTION OF DIRECTORS

Nominees:	Enoch Callaway, M.D.	FOR ALL	☐
	Ronald E. Cape, Ph.D.	WITHHOLD ALL	☐
Abraham E. Cohen
Theodore L. Eliot, Jr.
Paul E. Freiman
F. Van Kasper
Abraham D. Sofaer
John B. Stuppin

Instruction: To withhold authority to vote for any Nominee(s) print the name(s) here and check box “FOR ALL”.

(write nominee(s) name(s) here)

ITEM 3 - AMEND AND RESTATE 2003 EQUITY INCENTIVE PLAN

FOR	☐
ABSTAIN	☐
AGAINST	☐

ITEM 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR	☐
ABSTAIN	☐
AGAINST	☐

and to vote at the discretion of the proxy holders with respect to any other matter that may properly come before the meeting.

Signature(s)	Dated	_____________, 2005

Please date and sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

NEUROBIOLOGICAL TECHNOLOGIES, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Paul E. Freiman and Stephen C. Ferruolo proxies, and hereby authorizes each of them to represent and vote as designated on the other side, all the shares of stock of Neurobiological Technologies, Inc. (the “Company”) standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held on Tuesday, December 6, 2005 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR the election of the nominees described in the accompanying proxy statement, FOR the other proposals described therein and in the discretion of the proxy holders on all other matters that may come before the meeting.

(Continued, and to be marked, dated and signed, on the other side)